Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION




In re:                                              )   Chapter 11
                                                    )
Conseco, Inc., et al.,(1)                           )   Case No. 02-49671
               -- --
                                                    )
                           Debtors.                 )   (Jointly Administered)
                                                    )   Honorable Carol A. Doyle
                                                    )

         INTERIM ORDER UNDER 11 U.S.C. ss.ss. 105(a), 362(a)(3) AND 541
       (A) LIMITING CERTAIN TRANSFERS OF, AND TRADING IN, EQUITY INTERESTS
            OF THE HOLDING COMPANY DEBTORS AND (B) APPROVING RELATED
                            NOTIFICATION PROCEDURES
                            -----------------------

         Upon the motion (the "Motion")1 of the debtors and debtors in possession (collectively, the "Holding Company Debtors"), seeking entry of an order (a) limiting certain transfers of, and trading in, equity interests of the Holding Company Debtors and (b) approving related notification procedures; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. ss.ss. 157 and 1334; and it appearing that this proceeding is a core proceeding within the meaning of 28 U.S.C. ss. 157(b)(2); and it appearing that venue is proper in this district pursuant to 28 U.S.C. ss.ss. 1408 and 1409; the Court having reviewed the Motion; all parties in interest having been heard or having had the opportunity to be heard; and it appearing that good and sufficient notice of the Motion having been given and that no other or further notice of the Motion need be provided; and after due deliberation and sufficient cause appearing therefore, the Court hereby finds that:

----------------------
     1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

     1 Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Motion.

          1. The Court has jurisdiction over the Motion pursuant to 28 U.S.C. ss.ss. 157 and 1334;

          2. This is a core proceeding pursuant to 28 U.S.C. ss. 157(b)(2);

          3. Venue for proceedings on the Motion is proper in this district pursuant to 28 U.S.C. ss.ss. 1408 and 1409;

          4. Notice of the Motion and the Hearing was sufficient;

          5. Cause exists for the granting of the relief requested in the Motion;

          6. Unrestricted trading in equity securities of the Holding Company Debtors prior to emergence from chapter 11 could cause violations of state insurance holding company statutes, as set forth in the Motion;

          7. The Holding Company Debtors' consolidated net operating losses ("NOLs") are property of the Holding Company Debtors' estate under section 541 of the Bankruptcy Code and are protected by the automatic stay prescribed in section 362(a)(3) of the Bankruptcy Code;

          8. Unrestricted trading in equity securities of the Holding Company Debtors prior to the Holding Company Debtors' emergence from chapter 11 could severely limit the Holding Company Debtors' ability to utilize their NOLs for federal income tax purposes, as set forth in the Motion;

          9. Giving notice in the form and manner set forth in the Motion and implementing the procedures with respect to trading of equity securities of the Holding Company Debtors' as set forth in the Motion are necessary and proper in order to avoid the inadvertent violation of state insurance statutes and to preserve the Holding Company Debtors' NOLs and are therefore in the best interests of the Holding Company Debtors, their estate and their creditors; and

          10. The relief requested in the Motion is authorized under sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code.

     IT IS HEREBY ORDERED THAT:

          (a) The Motion is granted and approved, as of 12:01 a.m. on December 19, 2002, on an interim basis. Further hearing on this Motion will be held at 11:00 a.m. on January 14, 2003. Any objection to the Motion must be filed and served (pursuant to the Case Management Order entered this date) by January 10, 2003 at 4:00 p.m., prevailing central time.

          (b) The Debtors shall issue an 8-K attaching the Motion and this Interim Order.

          (c) Any purchase, sale or other transfer of equity securities of the Holding Company Debtors in violation of the procedures set forth herein shall be null and void ab initio as an act in violation of the automatic stay prescribed in section 362(a)(3) of the Bankruptcy Code and shall confer no rights on the transferee unless this case is hereafter dismissed or converted to a case under Chapter 7 of the Bankruptcy Code.

          (d) The following procedure shall apply to trading in equity securities of the Holding Company Debtors:

               (1) Procedure for Trading in Equity Securities

          (A) Any person or entity who currently is or who becomes a Substantial Equityholder (as defined in paragraph (E) below) shall file with the Court and serve upon the Holding Company Debtors and counsel to the Holding Company Debtors a notice of such status in the form attached hereto as Exhibit 1, on or before the later of (a) forty (40) days after the effective date of the notice of entry of the Order or (b) ten (10) days after becoming a Substantial Equityholder.

          (B) Any person, entity or Substantial Equityholder who intends to effect any acquisition of equity securities (including options to acquire stock, as defined below) that would result in (a) an increase in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity becoming a Substantial Equityholder (an "Equity Transferee") shall, prior to effecting such an acquisition (the "Proposed Acquisition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Acquisition in the form attached hereto as Exhibit 2.(2)

          (C) Any person, entity or Substantial Equityholder who intends to effect any disposition of equity securities (including options to acquire stock, as defined below) that would result in (a) a decrease in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity ceasing to be a Substantial Equityholder (an "Equity Transferor") shall, prior to effecting such a disposition (the "Proposed Disposition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Disposition in the form attached hereto as Exhibit 3.(3)

          (D) The Holding Company Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer(4) to file with the Court and serve on the Equity Transferor or Equity Transferee an objection to the Proposed Acquisition or Disposition on the grounds that the Proposed Acquisition or Disposition may adversely affect the Holding Company Debtors' ability to utilize their NOLs or cause violations of various state insurance statutes. If the Holding Company Debtors file an objection, the Proposed Acquisition or Disposition will not be effective unless approved by a final and nonappealable order of this Court. If the Holding Company Debtors do not object within such thirty (30) day period, then the Proposed Acquisition or Disposition may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each such transaction having an additional thirty day waiting period.

          (E) For purposes of this Order: (a) a "Substantial Equityholder" is any person or entity that beneficially owns at least 5% of the Holding Company Debtors' equity securities; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares which such holder has an option to acquire and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

------------------

     2 A notice in the form of Exhibit 2 is hereinafter referred to as a "Notice of Proposed Acquisition."

     3 A notice in the form of Exhibit 3 is hereinafter referred to as a "Notice of Proposed Disposition."

     4 For ease of reference, a "Notice of Proposed Acquisition" and/or a "Notice of Proposed Disposition" shall be termed a "Notice of Proposed Transfer."

               (2) Procedure for Notification by Holding Company Debtors

          (A) The Holding Company Debtors shall serve a notice of the entry of this Order setting forth the procedures authorized herein substantially in the form annexed hereto as Exhibit 4 (the "Notice") on (i) The Office of the United States Trustee for the Northern District of Illinois; (ii) any committee appointed under section 1102 of the Bankruptcy Code; (iii) counsel for the agents of the Holding Company Debtors' pre-petition lenders; (iv) all scheduled creditors and shareholders; and (v) the indenture trustees or transfer agents for any class of equity securities of the Holding Company Debtors. Upon receipt of such Notice, any indenture trustee(s) or transfer agent(s) for any equity securities of Holding Company Debtors will be required, on at least a quarterly basis, to send such Notice to all holders of such equity securities registered with such indenture trustee or transfer agent. Any such registered holder must, in turn, provide such Notice to any holder for whose account such registered holder holds such equity securities, and so on down the chain of ownership. Additionally, any person or entity or broker or agent acting on their behalf who sells 5% or more of the Holding Company Debtors' equity securities to another person or entity must provide such Notice to such purchaser of equity securities or any broker or agent acting on their behalf. Additionally, the Holding Company Debtors will publish the Notice in the Wall Street Journal, National Edition.

          (e) The requirements set forth in this Order are in addition to the requirements of applicable securities, corporate and other laws, and do not excuse compliance therewith.

          (f) Any of the Holding Company Debtors may waive in writing any and all restrictions, stays and notification procedures contained in this Order.

          (g)  All objections to the Motion have been resolved and withdrawn.

          (h) This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

          (i) Notwithstanding the possible applicability of Fed. R. Bankr. P. 6004(g), 7062, 9014 or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

          (j) All time periods set forth in this Order shall be calculated in accordance with Fed. R. Bankr. P. 9006(a).

          (k)


Chicago, Illinois
Dated:     December 18, 2002
                                              /s/ Honorable Carol A. Doyle
                                              ------------------------------
                                              United States Bankruptcy Judge

                                    Exhibit 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


In re:                                         )   Chapter 11
                                               )
Conseco, Inc., et al.,(1)                      )
               -- --
                                               )   Case No. 02 B
                                                                -------------
                      Debtors.                 )   (Jointly Administered)
                                               )   Honorable
                                                            ---------------
                                               )
                                               )   Docket under 02 B
                                                                    ----------

                NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER(2)

          PLEASE TAKE NOTICE that [name of equity holder] is/has become a Substantial Equityholder with respect to the equity securities [the "Equity Securities"] of [name of debtor(s)], a debtor and debtor in possession in Case No. [ ] pending in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

          PLEASE TAKE FURTHER NOTICE that, as of [date], [name of equity holder]
beneficially owns      shares of the Equity Securities of [name of debtor]. The
following table sets forth the date(s) on which [name of equityholder] acquired or otherwise became the beneficial owner of such Equity Securities:

         ------------------------------- ----------------------------------- -------------------------------
         Number of Shares                Type of Equity Security             Date Acquired
         ------------------------------- ----------------------------------- -------------------------------

         ------------------------------- ----------------------------------- -------------------------------

         ------------------------------- ----------------------------------- -------------------------------
         ------------------------------- ----------------------------------- -------------------------------

         ------------------------------- ----------------------------------- -------------------------------
         ------------------------------- ----------------------------------- -------------------------------

         ------------------------------- ----------------------------------- -------------------------------
         ------------------------------- ----------------------------------- -------------------------------

         ------------------------------- ----------------------------------- -------------------------------

         (Attach additional page if necessary)

          PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of equityholder] is ____________________.

-----------------------------
     1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

     2 For purposes of this Notice: (a) a "Substantial Equityholder" is any person or entity that beneficially owns at least 5% of the Holding Company Debtors' equity securities; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares which such holder has an option to acquire and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

          PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (A) Limiting Certain Transfers of, and Trading in, Equity Interests of the Holding Company Debtors and (B) Approving Related Notification Procedures, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, and (B) served upon (i) the Holding Company Debtors and
(ii) Kirkland & Ellis, counsel to the Holding Company Debtors, 200 E. Randolph Drive, Chicago, IL 60601, Attn. Maria Yapan.


Chicago, Illinois
Dated:  ____________, 2002
                                      Respectfully submitted,

                                      [Name of Acquirer/Seller]
                                      [Address]
                                      [Telephone and facsimile]

                                    Exhibit 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


In re:                                         )   Chapter 11
                                               )
Conseco, Inc., et al.,(1)                      )
               -- --
                                               )   Case No. 02 B
                                                                ------------
                      Debtors.                 )   (Jointly Administered)
                                               )   Honorable
                                                            -------------
                                               )
                                               )   Docket under 02 B
                                                                    ----------

                         NOTICE OF PROPOSED ACQUISITION

          PLEASE TAKE NOTICE THAT [name of prospective acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the equity securities (the "Equity Securities") of [name of debtor] or an option with respect thereto (the "Proposed Transfer").

          PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [prior date(s)], [name of prospective acquirer] filed a Notice of Status as a Substantial Equityholder(2) with the Court and served copies thereof on the Holding Company Debtors and the Holding Company Debtors' counsel.

          PLEASE TAKE FURTHER NOTICE THAT [name of prospective acquirer] currently beneficially owns ________________ shares of the Equity Securities ([type of equity security]) of [name of debtor].

          PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [name of prospective acquirer] proposes to purchase, acquire or otherwise accumulate _____ shares of Equity Securities or an option with respect to _______ shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective acquirer] will beneficially own ____________ shares of Equity Securities after the transfer.

          PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [name of prospective acquirer] is _______________________________.

-----------------------

     1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

     2 For purposes of this Notice: (a) a "Substantial Equityholder" is any person or entity that beneficially owns at least 5% of the Holding Company Debtors' equity securities; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares which such holder has an option to acquire and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective acquirer] hereby declares it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

          PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (A) Limiting Certain Transfers of, and Trading in Equity Interests of the Holding Company Debtors and (B) Approving Related Notification Procedures, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, and (B) served upon (i) the Holding Company Debtors and
(ii) Kirkland & Ellis, counsel to the Holding Company Debtors, 200 E. Randolph Drive, Chicago, IL 60601, Attn. Maria Yapan.

          PLEASE TAKE FURTHER NOTICE that the Holding Company Debtors have thirty (30) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Holding Company Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Holding Company Debtors do not object within such thirty (30) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

          The undersigned Prospective Acquirer understands that any further transactions that may result in [name of prospective acquirer] purchasing, acquiring or otherwise accumulating additional shares of Equity Securities (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.


Chicago, Illinois
Dated:  ___________, 2002                Respectfully submitted,

                                         [Name of Acquirer/Seller]
                                         [Address]
                                         [Telephone and facsimile]

                                    Exhibit 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION




In re:                                        )   Chapter 11
                                              )
Conseco, Inc., et al.,(1)                     )
               -- --
                                              )   Case No. 02 B
                                                               -------------
                     Debtors.                 )   (Jointly Administered)
                                              )   Honorable
                                                            -----------
                                              )
                                              )   Docket under 02 B
                                                                   ----------

                         NOTICE OF PROPOSED DISPOSITION

          PLEASE TAKE NOTICE THAT [name of prospective seller] hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the equity securities (the "Equity Securities") of [name of debtor] or an option with respect thereto (the "Proposed Transfer").

          PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [prior date(s)], [name of prospective seller] filed a Notice of Status as a Substantial Equityholder(1 2) with the Court and served copies thereof on the Holding Company Debtors and the Holding Company Debtors' counsel.

          PLEASE TAKE FURTHER NOTICE THAT [name of prospective seller] currently beneficially owns ____________ shares of Equity Securities ([type of equity security])of [name of debtor].

          PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [name of prospective seller] proposes to sell, trade or otherwise transfer ____________ shares of Equity Securities or an option with respect to
____________ shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective seller] will beneficially own _____________ shares of Equity Securities after the transfer.

--------------------

     1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

     2 For purposes of this Notice: (a) a "Substantial Equityholder" is any person or entity that beneficially owns at least 5% of the Holding Company Debtors' equity securities; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares which such holder has an option to acquire and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective seller] is _____________________.

          PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

          PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (A) Limiting Certain Transfers of, and Trading in Equity Interests of the Holding Company Debtors and (B) Approving Related Notification Procedures, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, and (B) served upon (i) the Holding Company Debtors and
(ii) Kirkland & Ellis, counsel to the Holding Company Debtors, 200 E. Randolph Drive, Chicago, IL 60601, Attn. Maria Yapan.

          PLEASE TAKE FURTHER NOTICE that the Holding Company Debtors have thirty (30) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Holding Company Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Holding Company Debtors do not object within such thirty (30) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

          The undersigned Prospective Seller understands that any further transactions that may result in [name of prospective seller] selling, trading or otherwise transferring shares of Equity Securities (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.


Chicago, Illinois
Dated:  _____________, 2002                Respectfully submitted,

                                           [Name of Acquirer/Seller]
                                           [Address]
                                           [Telephone and facsimile]

                                    Exhibit 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



In re:                                        )   Chapter 11
                                              )
Conseco, Inc., et al.,(1)                     )
               -- --
                                              )   Case No. 02 B
                                                               ------------
         Debtors.                             )   (Jointly Administered)
                                              )   Honorable
                                                           --------------
                                              )
                                              )   Docket under 02 B
                                                                   -----------

         NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE TO SUBSTANTIAL
          HOLDERS OF EQUITY SECURITIES AND (B) NOTIFICATION AND HEARING
                   PROCEDURES FOR TRADING IN EQUITY INTERESTS
                   ------------------------------------------

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN
THE HOLDING COMPANY DEBTORS:

          PLEASE TAKE NOTICE that on [____________________] ("Petition Date"), Conseco, Inc., CIHC, Incorporated and CTIHC Inc., Partners Health Group, Inc. (collectively, the "Holding Company Debtors") commenced cases under chapter 11 of title 11 of the United States Code (as amended, the "Bankruptcy Code").

          PLEASE TAKE FURTHER NOTICE THAT on ________________, the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court") entered a final order approving the procedures set forth below in order to prevent the Holding Company Debtors from inadvertently violating state insurance statutes and to preserve the Holding Company Debtors' net operating losses ("NOLs"). Any sale or other transfer of equity securities in the Holding Company Debtors in violation of the procedures set forth below shall be null and void and shall confer no rights on the transferee unless the Holding Company Debtors' cases are hereafter dismissed or converted to Chapter 7.

          PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES OF THE HOLDING COMPANY DEBTORS:

          (A) Any person or entity who currently is or who becomes a Substantial Equityholder (as defined in paragraph (E) below) shall file with the Court and serve upon the Holding Company Debtors and counsel to the Holding

--------------------

     1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

               Company Debtors a notice of such status in the form attached hereto as Exhibit 1, on or before the later of (a) forty (40) days after the effective date of the notice of entry of the Order or (b) ten (10) days after becoming a Substantial Equityholder.

          (B) Any person, entity or Substantial Equityholder who intends to effect any acquisition of equity securities (including options to acquire stock, as defined below) that would result in (a) an increase in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity becoming a Substantial Equityholder (an "Equity Transferee") shall, prior to effecting such an acquisition (the "Proposed Acquisition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Acquisition in the form attached hereto as Exhibit 2.(2)

          (C) Any person, entity or Substantial Equityholder who intends to effect any disposition of equity securities (including options to acquire stock, as defined below) that would result in (a) a decrease in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity ceasing to be a Substantial Equityholder (an "Equity Transferor") shall, prior to effecting such a disposition (the "Proposed Disposition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Disposition in the form attached hereto as Exhibit 3.(3)

          (D) The Holding Company Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer(4) to file with the Court and serve on the Equity Transferor or Equity Transferee an objection to the Proposed Acquisition or Disposition on the grounds that the Proposed Acquisition or Disposition may adversely affect the Holding Company Debtors' ability to utilize their NOLs or cause violations of various state insurance statutes. If the Holding Company Debtors file an objection, the Proposed Acquisition or Disposition will not be effective unless approved by a final and nonappealable order of this Court. If the Holding Company Debtors do not object within such thirty (30) day period, then the Proposed Acquisition or Disposition may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each such transaction having an additional thirty day waiting period.

------------------

     2 A notice in the form of Exhibit 2 is hereinafter referred to as a "Notice of Proposed Acquisition."

     3 A notice in the form of Exhibit 3 is hereinafter referred to as a "Notice of Proposed Disposition."

     4 For ease of reference, a "Notice of Proposed Acquisition" and/or a "Notice of Proposed Disposition" shall be termed a "Notice of Proposed Transfer."

          (E) For purposes of this Notice: (a) a "Substantial Equityholder" is any person or entity that beneficially owns at least 5% of the Holding Company Debtors' equity securities; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares which such holder has an option to acquire and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          PLEASE TAKE FURTHER NOTICE that, upon the request of any person, Kirkland & Ellis, counsel to the Holding Company Debtors, 200 E. Randolph Drive, Chicago, IL 60601, Attn. Maria Yapan, will provide a form of each of the required notices described above.

          ANY PROHIBITED PURCHASE, SALE, TRADE OR OTHER TRANSFER OF EQUITY SECURITIES IN THE HOLDING COMPANY DEBTORS IN VIOLATION OF THE ORDER WILL BE NULL AND VOID AND MAY RESULT IN THE IMPOSITION OF SANCTIONS BY THE BANKRUPTCY COURT.

          PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of applicable securities, corporate and other laws, and do not excuse compliance therewith.

Chicago, Illinois              Respectfully submitted,
Dated: December __, 2002       KIRKLAND & ELLIS


                               ---------------------------------------------
                               James H.M. Sprayregen, P.C. (ARDC. No. 6190206) Richard L. Wynne (to be admitted pro hac vice) Anne Marrs Huber (ARDC No. 6226828)
                               Anup Sathy (ARDC No. 6230191)
                               Stephanie D. Simon (ARDC No. 6257197)
                               Kirkland & Ellis
                               200 East Randolph Drive
                               Chicago, IL 60601-6636
                               (312) 861-2000 (telephone)
                               (312) 861-2200 (facsimile)

                               [Proposed] Counsel for the Debtors and Debtors in Possession

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



In re:                                  )        Chapter 11
                                        )
Conseco, Inc., et al.,(1)               )
               -- --
                                        )        Case No. 02 B
                                                              --------------
                        Debtors.        )        (Jointly Administered)
                                        )        Honorable
                                                           ------------------
                                        )
                                        )        Docket under 02 B
                                                                  -------------
                                        )


        MOTION FOR ORDER UNDER 11 U.S.C. ss.ss. 105(a), 362(a)(3) AND 541
       (A) LIMITING CERTAIN TRANSFERS OF, AND TRADING IN, EQUITY INTERESTS
            OF THE HOLDING COMPANY DEBTORS AND (B) APPROVING RELATED
                             NOTIFICATION PROCEDURES
                             -----------------------

          The Holding Company Debtors (defined below) file this motion (the "Motion"), seeking entry of an order (a) limiting certain transfers of, and trading in, equity interests of the Holding Company Debtors and (b) approving related notification procedures. This Motion does not apply to the CFC Debtors. In support of this Motion, the Holding Company Debtors respectfully state as follows:(2)

                                  Jurisdiction
                                  ------------

          1. This Court has jurisdiction over this Motion under 28 U.S.C.ss.ss. 157 and 1334. This matter is a core proceeding within the meaning of 28 U.S.C.ss. 157(b)(2). Venue of this proceeding and this Motion is properly in this district pursuant to 28 U.S.C.ss.ss. 1408 and 1409.

------------------------

     1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

     2 The facts and circumstances supporting this Motion are set forth in the Affidavit of William J. Shea, President and Chief Executive Officer of Conseco, Inc., in support of certain first day motions, filed contemporaneously herewith.

          2. The statutory bases for the relief requested herein are sections 105(a), 362(a)(3) and 541 of title 11 of the United States Code (the "Bankruptcy Code").

                                   Background
                                   ----------

          3. On the date hereof (the "Petition Date"), the Debtors filed their voluntary petitions for relief under chapter 11 of the Bankruptcy Code (the "Chapter 11 Cases"). Conseco, Inc. ("Conseco"), CIHC, Incorporated ("CIHC"), CTIHC, Inc. and Partners Health Group, Inc. shall be collectively referred to herein as the "Holding Company Debtors." Conseco Finance Corp. and Conseco Financing Servicing Corp. shall be collectively referred to herein as the "CFC Debtors." The Debtors are operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee, examiner or committee has been appointed in these cases.

           The Holding Company Debtors' Net Operating Losses ("NOLs")
           ----------------------------------------------------------

          4. The Holding Company Debtors have had significant operating losses that resulted in net operating losses ("NOLs"), i.e., income tax deductions far in excess of the Holding Company Debtors' taxable income. The Holding Company Debtors' NOLs are an extremely valuable asset because, under the Internal Revenue Code (the "IRC"), the Holding Company Debtors can carry forward their NOLs to offset their future taxable income for up to 20 taxable years and thereby reduce their future aggregate tax obligations.(3)

          5. The Holding Company Debtors' NOLs are currently estimated to be approximately $1.257 billion, which, based on the 35% corporate tax rate now in effect, could generate approximately $440 million in potential future tax savings. These tax savings -- and the accompanying increase in the Holding Company Debtors' cash flow -- will greatly facilitate the

---------------

     3    See 26 U.S.C.ss. 172.

Holding Company Debtors' successful reorganization. As one bankruptcy court has recognized, "[W]hat is certain is that the NOL has a potential value, as yet undetermined, which will be of benefit to creditors and will assist [the debtors] in their reorganization process. This asset is entitled to protection while [the debtors] move forward toward their reorganization." See In re Phar-Mor, Inc., 152 B.R. 924, 927 (Bankr. N.D. Ohio 1993).

          6. A corporation's ability to use its NOLs may be reduced under certain circumstances.(4) A corporation that undergoes an "ownership change" may be limited in the amount of taxable income that it can offset against its NOLs.(5) Pursuant to IRC section 382(g), an "ownership change" occurs if, immediately after a "testing date," and as measured during a rolling 3-year "testing period,"(6) the percentage of the corporation's stock (measured by value) held by certain significant shareholders (i.e., shareholders owning 5% or more) increases by 50 percentage points or more. For example, if a 10% shareholder purchased additional stock and became a 61% shareholder, the percentage of stock owned by 5% stockholders would have increased by 51 percentage points, thereby causing an "ownership change."(7) A "significant

---------------

     4    See 26 U.S.C.ss.ss. 269, 381, 382, 383 and 384.

     5 In general, under IRC ss. 382, if a corporation undergoes an "ownership change," the amount of NOLs that the corporation can use in any given year to reduce its taxable income is limited to an amount equal to (a) the value of the corporation's equity on the date that the "ownership change" occurs multiplied by (b) the tax-exempt bond rate on that date. Currently, the tax-exempt bond rate is approximately 4.65%. As a result, if the a debtor's equity had a total market value of $150 million on a date that an "ownership change" occurred, the amount of NOLs that the corporation could use to offset its taxable income would be limited to approximately $7 million per year (i.e., $150 million x 4.65%). If the debtor later had $50 million of taxable income in a future year, it would be able to offset $7 million of such taxable income, but would have to pay tax on the remaining $43 million. Because the Holding Company Debtors have approximately $1.257 billion of NOLs, a limitation amount of $7 million per year would effectively mean that $1.12 billion of the NOLs could never be used to offset future taxable income. If the Holding Company Debtors were to lose the use of $1.12 billion of NOLs to offset future taxable income, the Holding Company Debtors would lose approximately $392 million in potential future tax savings (based on the 35% corporate tax rate now in effect).

     6 Generally, a "testing date" occurs when there is a change in the percentage of stock owned by a 5% shareholder before or after the change, or when an option to purchase the stock of the corporation is granted by the corporation. The "testing period" generally consists of the 3-year period prior to any testing date.

     7 Under IRC ss. 382(g)(4)(A), all stockholders who individually hold less than 5% of the shares of stock of a company are generally deemed to be a single 5% stockholder throughout the 3-year testing period, and transfers between such stockholders are disregarded for purposes of determining whether an "ownership change" has occurred (the "Public Group Rule"). Thus, so long as half or more of the debtor's stock is owned by less than 5% stockholders throughout the 3-year testing period, there will be no "ownership change" under IRC ss. 382. Accordingly, the Holding Company Debtors do not seek to impose the requested notice and hearing procedures on transactions by stockholders holding less than 5% of the Holding Company Debtors' stock, provided that such stockholders do not intend to accumulate a 5% or greater block of stock or add or sell shares to or from such a block.

shareholder" also includes an entity that becomes a significant shareholder by virtue of one or more purchases. Thus, for example, if a 2% shareholder purchased additional stock and became a 53% shareholder, then the percentage of stock owned by such shareholder would have increased by 51 percentage points, thereby causing an "ownership change."

          7. Under the terms of the Holding Company Debtors' Chapter 11 plan of reorganization, certain creditors will likely receive stock in the Holding Company Debtors' reorganized business. This transfer will probably trigger an "ownership change." Nevertheless it is vital for the Holding Company Debtors to restrict equity transactions which could result in an "ownership change" prior to consummation of a plan of reorganization for two reasons. First, an "ownership change" must not occur prior to consummation of a plan of reorganization for the Holding Company Debtors to qualify for the "Favorable Valuation Rule" in 26 U.S.C. ss. 382(1)(6). IRC section 382(1)(6) provides that if a corporation undergoes an "ownership change" pursuant to a plan of reorganization in Chapter 11, then the appropriate consolidated value of the Holding Company Debtors for purposes of calculating the ss. 382 limitation will reflect the increase in the Holding Company Debtors' value resulting from any surrender or cancellation of creditors' claims in the transaction. Thus, assuming the Holding Company Debtors' consolidated value increases as a result of the reorganization, ss. 382(1)(6) will provide for a higher annual limitation than would result under the general rules of ss. 382, thereby preserving the Holding Company Debtors' ability to use a greater portion of their NOLs to offset any post-ownership change income. Second, preventing an "ownership change" prior to the effective date of a plan of reorganization will also benefit the Holding Company Debtors' estates by ensuring that the reorganized Holding Company Debtors will have unlimited use of their NOLs to offset any expected cancellation of indebtedness income arising on the effective date of a plan of reorganization, which income may be a significant amount. See 26 U.S.C. ss. 382(a).

          8. Restricting the transfers of equity securities in the Holding Company Debtors is particularly important in this case because of the huge potential tax savings (approximately $440 million) that will be lost if an "ownership change" occurs. Once all or part of an entity's NOLs are disallowed under IRC section 382, their use is limited forever, and once an equity interest is transferred, the transfer cannot be nullified without court action. Thus unrestricted transfers of equity securities in the Holding Company Debtors could hinder the Holding Company Debtors' reorganization efforts by causing them to lose their ability to use NOLs to offset future taxable income.

                       Insurance Holding Company Statutes
                       ----------------------------------

          9. In addition, substantial equity securities trading may result in a need for prior insurance regulatory approval or violations of state insurance holding company statutes, exposing the Holding Company Debtors' insurance subsidiaries to the potential imposition of monetary penalties and/or a prohibition from doing business as a result of any such violation.

          10. The Holding Company Debtors have insurance subsidiaries domiciled in six states: Arizona, Illinois, Indiana, New York, Pennsylvania, and Texas. Each of these states has an insurance holding company statute that requires prior approval of any transaction in which a person acquires "control" of a domestic insurer or of an entity that controls a domestic insurer. Ariz. Rev. Stat. Ann.ss. 20-481.02 (2002); 215 Ill. Comp. Stat. 5/131.4 (2000); Ind. Code
Ann.ss. 27-1-23-2 (1993); N.Y. Insurance Lawss. 1506 (2000); Pa. Stat. Ann. tit.
40ss. 991.1402 (1999); Tex. Insurance Code Art. 21.49-1,ss. 5(a) (2002). These
statutes generally presume an acquiring
entity to have gained "control" of a domestic insurer if the acquirer obtains 10% or more of that entity's voting securities. Ariz. Rev. Stat. Ann.ss. 20-481(3) (2002) ; 215 Ill. Comp. Stat. 5/131.1(b) (2000); Ind. Code Ann. ss.
27-1-23-1(e) (1993); N.Y. Insurance Lawss. 1501(a)(2) (2000); Pa. Stat. Ann.
tit. 40ss. 991.1401 (1999); Tex. Insurance Code Art. 21.49-1,ss. 2(d) (2002). If
such a change in control were to occur, the acquirer would be compelled to file an application with the appropriate state official for prior approval of the anticipated transaction. In addition to the required filing, the transaction approval process also could entail a public hearing with the potential for objections by interested parties. Ariz. Rev. Stat. Ann.ss. 20-481.07(B) (2002); 215 Ill. Comp. Stat. 5/131.8 (2000); Ind. Code Ann.ss. 27-1-23-2(e) (1993); N.Y.
Insurance Lawss. 1506(b) (2000); Pa. Stat. Ann. tit. 40ss.991.1402 (1999); Tex.
Insurance Code Art. 21.49-1,ss.5(c) (2002).

          11. Given these provisions and their potential application to the equity securities trading transactions at hand, it is essential that such transactions be subject to the Procedures requested herein. The Holding Company Debtors must be permitted to monitor such transactions and object to those transactions that might cause these statutory provisions to be violated. Otherwise, such a violation could result in civil penalties being imposed on some or all of the Holding Company Debtors' insurance subsidiaries, those subsidiaries being prohibited from doing business and the avoidance of any transactions that violate the applicable statute. See, e.g., Ariz. Rev. --- ---- Stat. Ann.ss. 20-481.26 (2002) (providing for individual and corporate penalties and avoidance of transactions); 215 Ill. Comp. Stat. 5/131.24 (2000) (providing for individual and corporate penalties); Ind. Code Ann. ss. 27-1-23-11 (1993) (providing for suspension or revocation of insurer's certificate of authority); N.Y. Insurance Lawss. 1510 (2000) (providing for receivership proceedings, termination of control of the insurer, and fines); Pa. Stat.

Ann. tit. 40ss. 991.1410 (1999) (providing for individual and corporate penalties); Tex. Insurance Code Art. 21.49-1,ss.ss.5(j), 5(k), 13, and 16 (2002) (providing for individual and corporate penalties and avoidance of transactions). Additionally, the Holding Company Debtors would suffer delays in the completion of their bankruptcy proceedings if compliance with these statutory provisions were required during the pendency of such proceedings. Such delays could cause significant harm to the businesses of the Holding Company Debtors.

          12. In order to avoid such repercussions for their insurance subsidiaries, the Holding Company Debtors must be permitted to monitor and object to certain transfers of equities securities to ensure that inadvertent violations of the above-described insurance company statutes do not occur or that the Holding Company Debtors are not subjected to delays in the completion of their bankruptcy proceedings.

                                Relief Requested
                                ----------------

          13. Thus, by this Motion, pursuant to sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code, the Holding Company Debtors seek authority to (i) limit certain transfers of equity interests in the Holding Company Debtors and
(ii) establish related notification procedures (the "Procedures"). This limited relief will enable the Holding Company Debtors to closely monitor certain equity securities transfers and be in a position to act expeditiously if necessary to prevent any such transfers to preserve their NOLs and/or monitor compliance with state insurance statutes.

          14. Accordingly, the Holding Company Debtors request that the Court enter an order establishing the following Procedures:

     (a) Procedure for Trading in Equity Securities

          (i) Any person or entity who currently is or who becomes a Substantial Equityholder (as defined in paragraph (v) below) shall file with the Court and serve upon the Holding Company Debtors and counsel to the Holding Company Debtors a notice of such status in the form attached hereto as Exhibit 1, on or before the later of (a) forty (40) days after the effective date of the notice of entry of the Order or (b) ten (10) days after becoming a Substantial Equityholder.

          (ii) Any person, entity or Substantial Equityholder who intends to effect any acquisition of equity securities (including options to acquire stock, as defined below) that would result in (a) an increase in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity becoming a Substantial Equityholder (an "Equity Transferee") shall, prior to effecting such an acquisition (the "Proposed Acquisition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Acquisition in the form attached hereto as Exhibit 2.(8)

          (iii) Any person, entity or Substantial Equityholder who intends to effect any disposition of equity securities (including options to acquire stock, as defined below) that would result in (a) a decrease in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity ceasing to be a Substantial Equityholder (an "Equity Transferor") shall, prior to effecting such a dispostion (the "Proposed Disposition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Disposition in the form attached hereto as Exhibit 3.(9)

          (iv) The Holding Company Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer(10) to file with the Court and serve on the Equity Transferor or Equity Transferee an objection to the Proposed Acquisition or Disposition on the grounds that the Proposed Acquisition or Disposition may adversely affect the Holding Company Debtors' ability to utilize their NOLs or cause violations of various state insurance statutes. If the Holding Company Debtors file an objection, the Proposed Acquisition or Disposition will not be effective unless approved by a final and nonappealable order of this Court. If the Holding Company Debtors do not object within such thirty (30) day period, then the Proposed Acquisition or Disposition may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each such transaction having an additional thirty day waiting period.

          (v) For purposes of this Motion: (a) a "Substantial Equityholder" is any person or entity that beneficially owns at least 5% of the Holding Company Debtors' equity securities; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a

---------------

     8 A notice in the form of Exhibit 2 is hereinafter referred to as a "Notice of Proposed Acquisition."


     9 A notice in the form of Exhibit 3 is hereinafter referred to as a "Notice of Proposed Disposition."


     10 For ease of reference, a "Notice of Proposed Acquisition" and/or a "Notice of Proposed Disposition" shall be termed a "Notice of Proposed Transfer."

holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares which such holder has an option to acquire and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

     (b) Procedure for Notification by Holding Company Debtors

          (i) The Holding Company Debtors shall serve a notice setting forth the procedures described herein substantially in the form annexed hereto as Exhibit 4 (the "Notice") on (i) The Office of the United States Trustee for the Northern District of Illinois; (ii) any committee appointed under section 1102 of the Bankruptcy Code; (iii) counsel for the agents of the Holding Company Debtors' pre-petition lenders; (iv) all scheduled creditors and shareholders; and (v) the indenture trustees or transfer agents for any class of equity securities of the Holding Company Debtors. Upon receipt of such Notice, any indenture trustee(s) or transfer agent(s) for any equity securities of Holding Company Debtors will be required, on at least a quarterly basis, to send such Notice to all holders of such equity securities registered with such indenture trustee or transfer agent. Any such registered holder must, in turn, provide such Notice to any holder for whose account such registered holder holds such equity securities, and so on down the chain of ownership. Additionally, any person or entity or broker or agent acting on their behalf who sells 5% or more of the Holding Company Debtors' equity securities to another person or entity must provide such Notice to such purchaser of equity securities or any broker or agent acting on their behalf. Additionally, the Holding Company Debtors will publish the Notice in the Wall Street Journal, National Edition.

                                Basis for Relief
                                ----------------

          15. The Holding Company Debtors must receive notice concerning and have the ability to restrict equity securities trading to preserve the value of their NOLs. In addition, the Holding Company Debtors must control equity securities trading in order to assure compliance with various state statutes that apply to the Holding Company Debtors' insurance subsidiaries. Thus, the Court should exercise its powers pursuant to sections 105(a) and 362(a)(3) of the Bankruptcy Code to grant the requested relief.

                              Applicable Authority
                              --------------------

A.  A Debtor's NOLs are Property of Its Estate Entitled to Court Protection


          16. Courts have uniformly held that a debtor's NOLs constitute property of the estate under section 541 of the Bankruptcy Code. Courts also have uniformly held that they have the authority to impose measures intended to protect and preserve a debtor's NOLs. The seminal case articulating this rule is In re Prudential Lines, Inc., 107 B.R. 832 (Bankr. S.D.N.Y. 1989), aff'd, 119 B.R. 430 (S.D.N.Y. 1990), aff'd, 928 F.2d 565 (2d Cir. 1991), cert. denied 502
U.S. 821 (1991). In Prudential Lines, the Court enjoined a parent corporation from taking a worthless stock deduction with respect to its equity in a bankrupt wholly-owned subsidiary, on the grounds that allowing the parent to take such a deduction would destroy its debtor-subsidiary's NOLs. In issuing the injunction, the Court held that the "debtor's potential ability to utilize NOLs is property of an estate," and that "the taking of a worthless stock deduction is an exercise of control over a debtor's NOLs" that was properly subject to the automatic stay. Prudential Lines, 107 B.R. 832, 838-42; see also In re Southeast Banking Corp., Case No. 91-14561-BKC-PGH (Bankr. S.D. Fla., July 21, 1994) (debtor's interest in their NOLs "constitutes property of the estate within the scope of [11 U.S.C.ss. 541(a)(1)] and is entitled to the protection of the automatic stay"); In re Phar-Mor, Inc., 152 B.R. 924, 926 (Bankr. N.D. Ohio
1993) ("the sale of stock is prohibited byss.362(a)(3) as an exercise of control over the NOL, which is property of the estate"); In re Grossman's, Inc., Case No. 97-695 (PJW) (Bankr. D. Del. Oct. 9, 1997) (the debtors' net operating loss carryforward is property of the debtors' estates and is protected by the automatic stay).

          17. Because the Holding Company Debtors' NOLs are property of their estates, this Court has the authority under section 362 of the Bankruptcy Code to enforce the automatic stay by restricting the transfer of the Holding Company Debtors' equity securities which could reduce the value of the NOLs.

B.  The Relief Requested is Proper to Protect the Holding Company Debtors' NOLs

          18. Courts have commonly granted the relief requested herein (i.e., the restriction or enjoining of transfers of claims or equity securities in order to protect a debtor against the possible loss of its NOLs). See, e.g., In re US Airways Group, Inc., et al., Case No. 02-83984 (SSM) (Bankr. E.D. Va. Oct. 2, 2002) (debtor provided 10 days notice to object to proposed transfers of claims against the debtor that would increase the transferee's holdings to or above $100 million in the aggregate face amount; $100 million in claims was the lowest amount that could reasonably be expected to lead to a distribution of 5% of the stock in the reorganized debtor); In re Williams Comm. Group, Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July 24, 2002) (debtor provided 30 days notice to object to proposed transfers of claims against the debtor that would increase the transferee's holdings to or above $200 million in the aggregate face amount; $200 million in claims was the lowest amount that could reasonably be expected to lead to a distribution of 5% of the stock in the reorganized debtor); In re Metrocall, et al., Case No. 02-11579 (RB) (Bankr. D. Del. June 6,
2002) (debtor provided 5 business days notice to object to proposed transfers of stock that would result in the transferee holding 5% or more of the debtor's stock or a reduction in the ownership interest of an existing 5% or greater shareholder); In re Casual Male Corp., Case No. 01-41404 (REG) (Bankr. S.D.N.Y. May 18, 2001) (enjoining transfers of common stock and convertible notes that would result in the transferee's holdings increasing to or beyond 4.99%; debtor provided 30 days notice to object to proposed transfers of senior subordinated notes or other general unsecured claims against the debtor); In re Worldtex, Inc., Case No. 01-785 (MFW) (Bankr. D. Del. Apr. 2, 2001) (debtor provided 30 days notice to object to proposed transfers that would result in the transferee holding 5% or more of the debtor's common stock or decrease the ownership interest of an existing 5% or greater shareholder); In re Service Merchandise Company, Inc., Case No. 399-02649 (GCP) (Bankr. M.D. Tenn. Mar. 27, 1999) (debtor provided 10 days notice to object to proposed transfers that would result in an increase in the amount of aggregate principal claims held by a claimholder holding $25 million (4%) or more of the Debtors' unsecured claims); In re Reliance Acceptance Group Inc., Case No. 98-288 (PJW) (Bankr. D. Del. Apr. 28, 1998) (debtor provided 30 days notice to object to proposed transfers that would result in the transferee holding 5% or more of debtor's common stock); In re First Merchants Acceptance Corp., 1998 Bankr. LEXIS 1816 (Bankr. D. Del. 1998) (debtor provided 30 days notice to object to proposed transfers of stock in the debtor that would increase the transferee's holdings to or above 300,000 shares of the debtor's stock and to any proposed transfers of 1995 subordinated reset notes or general unsecured claims against the debtor); In re Grossman's, Inc., Case No. 97-695 (PJW) (Bankr. D. Del. Oct. 9, 1997) (debtor provided 30 days notice to object to proposed transfers of stock that would increase the transferee's holdings to or above 1,350,000 shares of debtor's stock and to proposed transfers of general unsecured claims that would increase the transferee's holdings to or above an aggregate face amount of $3,500,000); In re Southeast Banking Corp., Case No. 9l-14561-BKC-PGH (Bankr. S.D. Fla. July 21,
1994) (enjoining 5% trades of common stock); In re Phar-Mor, Inc., 152 B.R. 924 (Bankr. N.D. Ohio 1993) (enjoining shareholders from selling stock in the debtor unless they obtained relief from the automatic stay); In re McLean Indus. Inc., Case Nos. 86-B-12238-l224l (Bankr. S.D.N.Y. Feb. 16, 1989) (requiring an application to the court for authority to transfer any claims).

          19. Courts ordering such relief generally have done so by imposing notice and hearing requirements on any proposed transfer of claims or equity securities to or by a person whose holdings of such claims or equity securities exceeds, or would exceed as a result of the proposed transfer, a certain threshold amount. The order in First Merchants Acceptance, 1998 Bankr. LEXIS 1816 (Bankr. D. Del. 1998), was typical in this regard. There, the Court entered an order imposing on any party a duty to provide notice to the Court and to debtor's counsel if such party intended to (a) acquire, accumulate or sell more than a prescribed number of shares of the debtor, or to add additional shares to such a block, or (b) acquire or sell any subordinated reset notes or unsecured claims against the debtors. The debtor then was afforded 30 days to object to such transaction, at which point a hearing would be held so that the court could decide whether to allow any such transfer to be consummated. See also In re Williams Comm. Group, Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July 24,
2002) (claims trading restrictions applied to certain claimholders); In re Worldtex, Inc., Case No. 01-785 (MFW) (Bankr. D. Del. Apr. 2, 2001) (stock trading restrictions applied to persons who were, or would become as a result of the proposed transfer, 5% stockholders). While the relief the Holding Company Debtors request here is similar to that granted in First Merchants Acceptance, it excludes transfers by claimholders expected to fall under the de minimis rule (i.e., persons who beneficially own less than 5% of the Holding Company Debtors' equity securities) from the scope of the notice and hearing procedures, thus making the requested relief even less burdensome than the relief granted in First Merchants Acceptance.

C. The Requested Relief is Proper to Avoid Violation of Various Insurance Holding Company Statues

          20. The Court's general equitable powers are codified in section 105(a) of the Bankruptcy Code. Section 105(a) empowers the Court to "issue any order, process, or judgment that is necessary or appropriate to carry out the provisions of this title." 11 U.S.C. ss. 105(a). "The basic purpose of section 105 is to assure the bankruptcy courts power to take whatever action is appropriate or necessary in aid of the exercise of their jurisdiction." 2 Collier on Bankruptcy P. 105.01 (15th ed. rev. 2002). Given the potentially severe consequences that could result from violations of state insurance statutes and the concurrent delays in the Holding Company Debtors' bankruptcy proceedings that such violations might entail, this Court should exercise its discretionary powers under section 105(a) of the Bankruptcy Code to institute the notice and approval procedures requested herein.

          The Requested Relief is Necessary to Avoid Irreparable Harm
                         to the Holding Company Debtors
                         ------------------------------

          21. Once NOLs are limited under IRC ss. 382, their use is limited forever, and once an equity interest is transferred, the transfer cannot be undone. The relief sought herein is necessary to avoid an irrevocable loss of the Holding Company Debtors' NOLs - and the irreparable harm which could be caused by unfettered trading in equity securities, trading which jeopardizes the Holding Company Debtors' ability to offset taxable income freely with their NOLs. Furthermore, the imposition of civil penalties and the prohibition from doing business that could result from inadvertent violations of state insurance statutes poses an additional risk of irreparable harm which could be caused by unfettered equity securities trading.

                    The Requested Relief is Narrowly Tailored
                    -----------------------------------------

          22. The requested relief does not bar all equity securities trading. At this juncture, the Holding Company Debtors seek only to establish procedures enabling them to monitor those types of equity securities trading that pose serious risk under the ownership change test (in the tax context) or the change in control standard (in the insurance context) so as to preserve their ability to seek substantive relief if it were to appear that a proposed trade would jeopardize the use of their NOLs or cause violations of state insurance statutes. The procedures requested by the Holding Company Debtors would permit most equity securities trading to continue subject only to applicable securities, corporate and other laws.

          23. Given that the requested relief is both narrowly tailored and necessary to avoid irreparable harm, the Court should not hesitate to exercise its authority under sections 105(a) and 362(a)(3) to limit certain transfers of, and trading in, equity securities of the Holding Company Debtors and approve the requested notification and approval procedures.

                                   Conclusion
                                   ----------

          24. The Holding Company Debtors' NOLs are a valuable asset of their estates which will inure to the benefit of their stakeholders and facilitate their reorganization. Unfettered trading in equity securities of the Holding Company Debtors, with no advance warning of such trades, jeopardizes the NOLs and consequently threatens a source of value to the Holding Company Debtors' stakeholders. In addition, allowing unlimited trading of equity interests may result in violations of state insurance statutes and delays in the conclusion of the Holding Company Debtors' bankruptcy proceedings. Accordingly, this Court should grant the requested relief and establish a notice and hearing procedure governing the trading of equity securities. The requested relief imposes a minimal burden to achieve a substantial benefit, and the Holding

Company Debtors believe that granting the relief requested in this Motion is in the best interest of the Holding Company Debtors' estates, their creditors and other interested parties.

                                     Notice
                                     ------

          25. Notice of this Motion has been given to (A) the following governmental entities: (i) the U.S. Trustee and (ii) the Securities and Exchange Commission; (B) the following Holding Company Debtors' significant creditors:
(i) counsel for the agents for the Holding Company Debtors' prepetition lenders;
(ii) holders of the largest unsecured claims of the Holding Company Debtors;
(iii) counsel to the unofficial committee of Holding Company Debtors' bondholders; (iv) counsel to the unofficial committee of Holding Company Debtors' TOPrS and (v) counsel to the holders of the $89 million senior notes; and (C) the following CFC Debtors' significant creditors: (i) counsel to the agent for the prepetition lenders for the CFC Debtors; (ii) counsel to the agent for the CFC Debtors' DIP lender; (iii) counsel to the trustee for those holders of certificates issued by securitization trusts represented by U.S. Bank, National Association; (iv) Wells Fargo Bank, Minnesota National Association, as Trustee for other holders of certificates issued by securitization trusts; and
(v) holders of the largest unsecured claims of the CFC Debtors. In light of the nature of the relief requested, the Holding Company Debtors submit that no further notice is required.

          26. No Prior Request.

          27. No prior motion for the relief requested herein has been made to this or any other Court.

          WHEREFORE, the Holding Company Debtors respectfully request that the Court enter the Order substantially in the form attached hereto as Exhibit A,
(a) limiting certain transfers of, and trading in, equity interests of the Holding Company Debtors; (b) approving the related notification procedures and (c) granting such other and further relief as the Court deems appropriate.

Chicago, Illinois             Respectfully submitted,
Dated: December 17, 2002      KIRKLAND & ELLIS

                              /s/ Anne Marrs Huber
                              ------------------------------------------
                              James H.M. Sprayregen, P.C. (ARDC. No. 6190206) Richard L. Wynne (to be admitted pro hac vice) Anne Marrs Huber (ARDC No. 6226828)
                              Anup Sathy (ARDC No. 6230191)
                              Stephanie D. Simon (ARDC No. 6257197)
                              Kirkland & Ellis
                              200 East Randolph Drive
                              Chicago, IL 60601-6636
                              (312) 861-2000 (telephone)
                              (312) 861-2200 (facsimile)

                              [Proposed] Counsel for the Debtors and Debtors in Possession

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION




In re:                                         )        Chapter 11
                                               )
Conseco, Inc., et al.,(1)                      )
               -- --
                                               )        Case No. 02 B 49672
                        Debtors.               )        (Jointly Administered)
                                               )        Honorable Carol A. Doyle
                                               )
                                               )        Docket under 02 B 49672

              NOTICE OF FINAL HEARING ON THE EQUITY TRADING MOTION

          PLEASE TAKE NOTICE that on December 18, 2002 the Court entered the Interim Order Under 11 U.S.C. ss.ss. 105(a), 362(a)(3) and 541(A) Limiting Certain Transfers of, and Trading in, Equity Interests of the Holding Company Debtors and (B) Approving Related Notification Procedures on an interim basis (the "Equity Order"). The Equity Order shall be effective as of December 19, 2002 at 12:01 a.m., prevailing central time. The final hearing regarding the Equity Order is scheduled for January 14, 2003 at 11:00 a.m., prevailing central time, in courtroom 2103 at the Everett McKinley Dirksen U.S. Bankruptcy Courthouse at 219 South Dearborn Street, Chicago, Illinois. Objections to the entry of the final order shall be filed no later than January 10, 2003 at 4:00 p.m. prevailing central time pursuant to the Case Management Order entered on December 18, 2002. The Case Management Order is available at www.bmccorp.net/conseco.

Chicago, Illinois                 Respectfully submitted,
Dated: December 18, 2002          KIRKLAND & ELLIS


                                  /s/ Anne Marrs Huber
                                  ------------------------------------------
                                  Anne Marrs Huber (ARDC No. 6226828)
                                  Kirkland & Ellis
                                  200 East Randolph Drive
                                  Chicago, IL 60601-6636
                                  (312) 861-2000 (telephone)
                                  (312) 861-2200 (facsimile)

                                  [Proposed] Counsel for the Debtors and Debtors in Possession




---------------

     1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.